UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 8, 2014

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code:    (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2014 Annual Meeting of Shareholders held on May 8, 2014 (the “2014 Annual Meeting”), the shareholders of Liberty Property Trust (the “Trust”) approved an amendment and restatement of the Trust’s Amended and Restated Share Incentive Plan (the “Plan”) to extend the termination date of the Share Incentive Plan.

A description of the material terms of the Plan can be found in the section of the Definitive Proxy Statement on Schedule 14A filed by the Trust on April 7, 2014 entitled “Proposal 5 — Amendment of the Liberty Property Trust Amended and Restated Share Incentive Plan,” which is incorporated by reference into this Form 8-K.

The foregoing summary is qualified in its entirety by reference to the Plan, which is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On May 8, 2014, at the 2014 Annual Meeting, the shareholders of the Trust voted on (1) the election of seven trustees to hold office until 2015, (2) the amendment of the Trust’s Amended and Restated Declaration of Trust to increase the number of authorized shares of beneficial interest from 200,000,000 to 300,000,000, (3) an advisory vote to approve the compensation of the Trust’s named executive officers, (4) the ratification of the selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for 2014 and (5) the amendment and restatement of the Plan to extend the termination date of the Plan.  The voting results on these proposals were as follows:

Proposal 1.  Election of seven trustees to hold office until 2015.

Nominee	Votes For	Withheld	Broker Non-Votes
Frederick F. Buchholz	130,382,210	1,712,773	5,209,247
Thomas C. DeLoach, Jr.	131,275,658	819,325	5,209,247
Katherine Elizabeth Dietze	130,776,301	1,318,682	5,209,247
Daniel P. Garton	130,408,400	1,686,583	5,209,247
William P. Hankowsky	129,193,643	2,901,340	5,209,247
M. Leanne Lachman	130,391,255	1,703,728	5,209,247
David L. Lingerfelt	125,016,028	7,078,955	5,209,247

Proposal 2.  Approval of the proposal to amend the Trust’s Amended and Restated Declaration of Trust to increase the number of authorized shares of beneficial interest from 200,000,000 to 300,000,000.

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,313,183	1,854,905	136,142	0

Proposal 3.  Advisory vote to approve the compensation of the Trust’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
125,451,380	4,770,035	1,873,568	5,209,247

Proposal 4.  Approval of the proposal to ratify the selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for 2014.

Votes For	Votes Against	Abstentions	Broker Non-Votes
133,544,498	3,677,967	81,765	0

Proposal 5.  Approval of the proposal to amend and restate the Trust’s Amended and Restated Share Incentive Plan to extend the termination date of the Share Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
124,762,037	7,155,937	177,009	5,209,247

Item 9.01.                                        Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title

99.1	Liberty Property Trust Amended and Restated Share Incentive Plan (Incorporated herein by reference to appendix to the Trust’s Definitive Proxy Statement on Schedule 14A filed on April 7, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:	/s/ Herman C. Fala
	Name:	Herman C. Fala
	Title:	Secretary and General Counsel

LIBERTY PROPERTY
LIMITED PARTNERSHIP

By:	Liberty Property Trust, its sole
General Partner

By:	/s/ Herman C. Fala
	Name:	Herman C. Fala
	Title:	Secretary and General Counsel

Dated: May 12, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Liberty Property Trust Amended and Restated Share Incentive Plan (Incorporated herein by reference to appendix to the Trust’s Definitive Proxy Statement on Schedule 14A filed on April 7, 2014).